UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21053

Name of Fund:	BlackRock Virginia Municipal Bond Trust (BHV)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Virginia Municipal Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2022

Date of reporting period: 07/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JULY 31, 2022

2022 Annual Report

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

BlackRock Virginia Municipal Bond Trust (BHV)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(7.81)%	(4.64)%
U.S. small cap equities (Russell 2000® Index)	(6.42)	(14.29)
International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)
Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview For the Reporting Period Ended July 31, 2022

Municipal Market Conditions

Municipal bonds posted negative total returns during the period alongside rising interest rates spurred by waning COVID-19 variant fears, surging inflation, and U.S. Federal Reserve policy tightening. The market experienced a drawdown on par with some of the worst in history in early-2022 but rebounded modestly as interest rates peaked amid slowing economic growth late in the period. Although credit fundamentals remained strong, bolstered by robust revenue growth and elevated fund balances, challenging supply-and-demand dynamics drove municipal underperformance versus comparable U.S. Treasuries. Shorter-duration (i.e., less sensitive to interest rates) and higher-rated bonds outperformed.

During the 12 months ended July 31, 2022, municipal bond funds experienced net outflows totaling $65 billion (based on data from the Investment Company Institute). The post-pandemic inflow cycle, which spanned 92-weeks and garnered $149 billion, ended abruptly in early-2022 as performance turned starkly negative. As a result, elevated bid-wanted activity weighed on the market as investors raised cash to meet redemptions. At the same time, the market absorbed $421 billion in issuance, below the $471 billion issued during the prior 12-months. New issue oversubscriptions waned late in the period as sentiment turned less constructive.

Bloomberg Municipal Bond Index Total Returns as of July 31, 2022 6 months: (3.95)% 12 months: (6.93)%

A Closer Look at Yields

From July 31, 2021 to July 31, 2022, yields on AAA-rated 30-year municipal bonds increased by 150 basis points (“bps”) from 1.39% to 2.89%, while ten-year rates increased by 139 bps from 0.82% to 2.21% and five-year rates increased by 144 bps from 0.36% to 1.80% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 4bps, lagging the 158 bps of flattening experienced in the U.S. Treasury curve.

After maintaining historically tight valuations early in the period, the selloff experienced in early-2022 restored value to the asset class. Municipal-to-Treasury ratios are through their 5-year averages in the long-end of the curve, while municipals out yield both the S&P 500 and investment-grade corporates on an after-tax basis.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021 and continue to do so in 2022. While solid revenue collections, particularly sales and personal income tax receipts, continue to grow in this inflationary environment, higher wages, energy costs, and interest rates in the post-Covid recovery will pressure state and local government costs. While overall credit fundamentals are expected to remain sturdy, prolonged inflation could hurt consumer spending and eventually become a headwind to economic growth and employment expansion. At this point, we believe tax receipts could come under pressure, although states with significant oil and gas production would benefit. While municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs, rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. We believe state housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from rising inflation, but aid and the re-opening of the economy will continue to support operating results through 2022. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration.

The opinions expressed are those of BlackRock as of July 31, 2022 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 of the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Trust Summary as of July 31, 2022	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Investment Objective

BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investment grade (as rated or, if unrated, considered to be of comparable quality at the time of investment by the Trust’s investment adviser) New York municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Trust. At all times, except during temporary defensive periods, the Trust invests at least 65% of its assets in New York Municipal Bonds. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On May 20, 2022, the Board approved a change in the fiscal year end of the Trust, effective as of July 31, 2022, from August 31 to July 31.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MHN

Initial Offering Date	September 19, 1997

Yield on Closing Market Price as of July 31, 2022 ($11.23)(a)	4.76%

Tax Equivalent Yield(b)	9.86%

Current Monthly Distribution per Common Share(c)	$0.0445

Current Annualized Distribution per Common Share(c)	$0.5340

Leverage as of July 31, 2022(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.7%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low

Closing Market Price	$11.23	$15.08	(25.53)%	$15.08	$10.45
Net Asset Value	12.58	15.39	(18.26)	15.40	11.68

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(c)

Effective October 1, 2021, the Trust changed its reporting benchmark from S&P Municipal Bond Index to Bloomberg Municipal Bond Index. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Trust.

(d)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

6	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of July 31, 2022 (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Performance

Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(14.19)%	1.19%	2.97%
Trust at Market Price(a)(b)	(21.82)	(0.12)	1.30
New York Customized Reference Benchmark(c)	(7.49)	1.77	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49
S&P® Municipal Bond Index	(6.18)	1.96	2.58
Lipper New York Municipal Debt Funds at NAV(d)	(13.55)	0.93	2.74
Lipper New York Municipal Debt Funds at Market Price(d)	(17.29)	0.36	1.97

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The New York Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged (90%) and the New York Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Trust changed its reporting benchmarks from S&P Municipal Bond Index and Lipper New York Municipal Debt Funds to Bloomberg Municipal Bond Index and the New York Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Trust. The New York Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds lost ground in the annual period, reflecting the U.S. Federal Reserve’s (Fed’s) shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yield spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.

New York municipals underperformed the national market, primarily as a result of high new-issue supply from the most widely held issuers.

The Trust’s positions in longer-dated and low-coupon securities, which tend to have longer durations than the overall market, were the largest detractors at a time of rising rates. (Duration is a measure of interest rate sensitivity.) Holdings in high yield bonds, which lagged investment-grade issues, also hurt results. The Trust’s use of leverage, while augmenting income, amplified the effect of falling prices and thus detracted from performance. At the sector level, housing and transportation issues underperformed due to their above-average duration.

The Trust’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. Positions in pre-refunded bonds, while posting negative returns, held up better than the overall market due to their shorter duration.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	7

Trust Summary as of July 31, 2022 (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/22
Transportation	28.6%
County/City/Special District/School District	18.6
Utilities	14.2
State	11.1
Education	9.6
Housing	8.9
Health	4.7
Corporate	2.6
Tobacco	1.7

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	1.5%

2023	13.2

2024	7.5

2025	10.4

2026	8.5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/22

AAA/Aaa	11.9%

AA/Aa	52.8

A	21.8

BBB/Baa	6.3

BB/Ba	0.8

B	0.2

N/R(e)	6.2

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.1% of the Trust’s total investments.

8	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of July 31, 2022	BlackRock Virginia Municipal Bond Trust (BHV)

Investment Objective

BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and Virginia personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Virginia personal income taxes. The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On May 20, 2022, the Board approved a change in the fiscal year end of the Trust, effective as of July 31, 2022, from August 31 to July 31.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BHV

Initial Offering Date	April 30, 2002

Yield on Closing Market Price as of July 31, 2022 ($14.41)(a)	3.79%

Tax Equivalent Yield(b)	7.09%

Current Monthly Distribution per Common Share(c)	$0.0455

Current Annualized Distribution per Common Share(c)	$0.5460

Leverage as of July 31, 2022(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low

Closing Market Price	$14.41	$17.98	(19.86)%	$21.18	$11.88
Net Asset Value	13.32	15.86	(16.02)	15.88	12.24

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(c)

Effective October 1, 2021, the Trust changed its reporting benchmark from S&P Municipal Bond Index to Bloomberg Municipal Bond Index. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Trust.

(d)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

TRUST SUMMARY	9

Trust Summary as of July 31, 2022 (continued)	BlackRock Virginia Municipal Bond Trust (BHV)

Performance

Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(13.11)%	0.59%	2.18%
Trust at Market Price(a)(b)	(17.09)	(0.62)	1.18
Virginia Customized Reference Benchmark(c)	(6.21)	2.00	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49
S&P® Municipal Bond Index	(6.18)	1.96	2.58
Lipper Other States Municipal Debt Funds at NAV(d)	(11.56)	1.61	2.76
Lipper Other States Municipal Debt Funds at Market Price(d)	(13.31)	1.74	2.25

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Virginia Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: Virginia Exempt Total Return Index Unhedged (90%) and the Virginia Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Trust changed its reporting benchmarks from S&P Municipal Bond Index and Lipper Other States Municipal Debt Funds to Bloomberg Municipal Bond Index and the Virginia Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Trust. The Virginia Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yield spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.

The Trust’s holdings in long-dated securities with maturities of 20 to 25 years, particularly those with lower coupons, were the largest detractors from performance due to their higher interest rate sensitivity. Positions in AA and A rated bonds were the largest detractors among the various credit tiers given their high weightings in the portfolio. All sectors but tobacco detracted due to the broad nature of the market downturn. The Trust’s allocation to tax-backed issues had the largest adverse effect due to their high portfolio weighting. The Trust’s use of leverage, while augmenting income, amplified the effect of falling prices and thus detracted from results.

On the positive side, the Trust’s use of U.S. Treasury futures to manage interest rate risk contributed to performance in the rising-rate environment. Positions in short-dated securities with maturities of less than five years also contributed, as did holdings in tobacco issues.

The Trust had an above-average cash balance at the close of the period, but this was largely a function of the need to close out positions in tender option bonds (which are used for leverage). The Trust was not in a defensive position.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of July 31, 2022 (continued)	BlackRock Virginia Municipal Bond Trust (BHV)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/22

Transportation	28.9%

Health	26.5

County/City/Special District/School District.	10.0

Education	8.6

Tobacco	7.4

Utilities	7.3

State	5.9

Housing	5.4

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	11.4%

2023	5.9

2024	4.1

2025	2.1

2026	8.6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/22

AAA/Aaa	4.6%

AA/Aa	49.5

A	11.7

BBB/Baa	6.6

BB/Ba	0.4

B	4.3

N/R(e)	22.9

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 5.4% of the Trust’s total investments.

TRUST SUMMARY	11

Schedule of Investments July 31, 2022	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.1%

Utilities — 0.1%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	$525	$573,963

New York — 148.6%

Corporate — 4.4%
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	9,685	11,327,557
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(a)	970	934,376
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	525	545,275

AMT, 5.00%, 10/01/40	1,485	1,526,880
New York Transportation Development Corp., Refunding ARB
AMT, 2.25%, 08/01/26	1,490	1,423,941
AMT, 3.00%, 08/01/31	1,465	1,359,004

		17,117,033

County/City/Special District/School District — 30.9%
City of New York, GO
Series B-1, 5.00%, 10/01/43	2,270	2,518,175
Series D-1, 5.50%, 05/01/46	1,140	1,348,775
Sub-Series D-1, 5.00%, 08/01/31	945	975,792
Sub-Series F-1, 5.00%, 04/01/43	4,550	4,957,907
City of New York, Refunding GO
Series E, 5.00%, 02/01/23(b)	2,000	2,037,210
Series E, 5.50%, 08/01/25	2,710	2,816,896
Series E, 5.00%, 08/01/32	2,000	2,064,840
Series I, 5.00%, 08/01/22(b)	490	490,000
City of Yonkers New York, GO
Series B, (AGM, SAW), 4.00%, 02/15/38	295	302,086
Series B, (AGM, SAW), 3.00%, 02/15/39	275	246,895
County of Nassau New York, GO
Series A, 5.00%, 01/15/31	1,400	1,572,886
Series B, (AGM), 5.00%, 07/01/45	1,815	1,984,739
County of Nassau New York, Refunding GO
Series A, (AGM), 4.00%, 04/01/50	3,720	3,724,576
Series C, 5.00%, 10/01/31	1,980	2,246,730
Erie County Industrial Development Agency, Refunding RB, Series A, (SAW), 5.00%, 05/01/28	1,685	1,842,713
Hudson Yards Infrastructure Corp., Refunding RB
Series 2022, 4.00%, 02/15/40	1,450	1,471,808
Series A, 5.00%, 02/15/39	2,285	2,481,160
Series A, 5.00%, 02/15/42	5,975	6,434,902
Series A, (AGM), 4.00%, 02/15/47	2,425	2,414,233
Ithaca City School District, Refunding GO
(BAM, SAW), 2.00%, 06/15/33	365	320,835
(BAM, SAW), 2.00%, 06/15/34	720	618,059
Mahopac Central School District, Refunding GO, (SAW), 2.00%, 06/01/32	555	510,248
New York City Industrial Development Agency, RB, CAB, (AGC), 0.00%, 03/01/39(c)	1,380	716,100
New York City Industrial Development Agency, Refunding RB 3.00%, 03/01/49	1,830	1,381,474
Series A, AMT, 5.00%, 07/01/28	820	821,223

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-1, 5.00%, 11/01/38	$950	$986,260
Sub-Series A-1, 5.00%, 08/01/40	860	946,930
Sub-Series A-3, 4.00%, 08/01/43	2,790	2,814,100
Sub-Series B-1, 5.00%, 11/01/35	2,100	2,213,154
Sub-Series B-1, 5.00%, 11/01/36	1,690	1,779,011
Sub-Series B-1, 5.00%, 11/01/38	1,455	1,570,739
Sub-Series E-1, 5.00%, 02/01/39	2,730	2,994,299
Sub-Series E-1, 5.00%, 02/01/43	2,510	2,702,482
Sub-Series F-1, 5.00%, 05/01/42	8,825	9,559,258
Series A-2, Subordinate, 5.00%, 08/01/38	3,440	3,777,591
Series C, Subordinate, 4.00%, 05/01/45	2,275	2,290,904
Series F-1, Subordinate, 5.00%, 02/01/47	355	397,971
New York Convention Center Development Corp., RB, CAB(c)
Series B, Sub Lien, 0.00%, 11/15/32	565	379,058
Series B, Sub Lien, 0.00%, 11/15/42	2,185	844,203
Series B, Sub Lien, 0.00%, 11/15/47	5,600	1,648,517
Series B, Sub Lien, 0.00%, 11/15/48	2,665	839,115
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/55	2,485	503,759
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/56	3,765	724,695
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	6,150	6,524,584
5.00%, 11/15/45	12,215	12,835,070
New York Liberty Development Corp., Refunding RB 3.13%, 09/15/50	3,105	2,684,664
Series 1, Class 1, 5.00%, 11/15/44(d)	5,075	5,090,778
Series A, 2.88%, 11/15/46	1,460	1,154,092
New York State Dormitory Authority, RB, Series A, 5.00%, 02/15/23(b)	4,995	5,093,789
South Glens Falls Central School District, Refunding GO
Series A, (SAW), 2.00%, 07/15/34	1,160	1,028,688
Series A, (SAW), 2.00%, 07/15/35	685	592,604
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(b)	2,840	2,934,211

		121,210,788

Education — 15.8%
Albany Capital Resource Corp., Refunding RB
4.00%, 07/01/41	740	596,400
4.00%, 07/01/51	765	564,430
Series A, 5.00%, 12/01/30	250	262,730
Series A, 5.00%, 12/01/32	100	105,073
Series A, 4.00%, 12/01/34	110	110,800
Build NYC Resource Corp., RB, Series A, 4.00%, 06/15/41	415	368,787
Build NYC Resource Corp., Refunding RB
4.00%, 08/01/42	525	509,851
5.00%, 08/01/47	535	560,090
Series A, 5.00%, 06/01/43	450	470,433
Dobbs Ferry Local Development Corp., RB, 5.00%, 07/01/39	750	771,975
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	570	612,601
5.00%, 07/01/48	855	912,539
5.00%, 07/01/52	1,365	1,505,682
Dutchess County Local Development Corp., Refunding RB 5.00%, 07/01/42	985	1,050,200

12	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Dutchess County Local Development Corp., Refunding RB (continued)
4.00%, 07/01/46	$1,865	$1,845,393
Hempstead Town Local Development Corp., Refunding RB
5.00%, 07/01/47	1,030	1,104,554
Series A, 3.00%, 07/01/51	2,320	1,818,140
Madison County Capital Resource Corp., RB
Series B, 5.00%, 07/01/40	685	728,806
Series B, 5.00%, 07/01/43	2,480	2,626,380
Monroe County Industrial Development Corp., Refunding RB
Series A, 5.00%, 07/01/23(b)	1,240	1,278,428
Series A, 4.00%, 07/01/39	350	354,102
Series A, 4.00%, 07/01/50	8,640	8,571,131
New York State Dormitory Authority, RB 1st Series, (AMBAC), 5.50%, 07/01/40	3,500	4,292,410
Series A, 5.00%, 07/01/46	250	274,535
Series A, 5.00%, 07/01/51	590	645,106
New York State Dormitory Authority, Refunding RB 5.00%, 07/01/44	1,900	1,956,637
Series A, 5.25%, 07/01/23(b)	11,190	11,562,056
Series A, 5.00%, 07/01/27(b)	1,540	1,758,163
Series A, 5.00%, 07/01/35	1,030	1,091,581
Series A, 4.00%, 07/01/37	510	510,654
Series A, 5.00%, 07/01/37	2,005	2,109,025
Series A, 5.00%, 07/01/43	1,520	1,572,951
Orange County Funding Corp., Refunding RB
Series A, 5.00%, 07/01/37	715	716,085
Series A, 5.00%, 07/01/42	445	445,676
Troy Capital Resource Corp., Refunding RB
4.00%, 09/01/30	190	205,215
4.00%, 09/01/31	105	111,291
4.00%, 09/01/32	160	167,708
4.00%, 09/01/33	45	46,517
4.00%, 09/01/34	75	76,732
4.00%, 09/01/35	90	91,301
4.00%, 09/01/36	125	125,787
5.00%, 09/01/36	2,360	2,609,157
4.00%, 09/01/40	1,320	1,306,145
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/37	1,775	1,874,203
Series A, 5.00%, 07/01/41	750	784,644
Yonkers Economic Development Corp., Refunding RB
Series A, 5.00%, 10/15/40	320	326,000
Series A, 5.00%, 10/15/50	540	542,522

		61,930,626

Health — 7.9%
Build NYC Resource Corp., RB
5.25%, 07/01/37	1,250	1,232,158
5.50%, 07/01/47	765	750,719
Dutchess County Local Development Corp., RB,
Series B, 4.00%, 07/01/41	4,595	4,380,606
Dutchess County Local Development Corp., Refunding RB
Series B, 4.00%, 07/01/37	260	253,140
Series B, 4.00%, 07/01/38	135	130,358
Genesee County Funding Corp., Refunding RB, Series A, 5.25%, 12/01/52	760	816,173

Security	Par (000)	Value

Health (continued)
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	$240	$212,567
Monroe County Industrial Development Corp., RB 4.00%, 12/01/41	545	524,265
5.00%, 12/01/46	800	826,228
Series A, 5.00%, 12/01/37	1,180	1,185,605
Monroe County Industrial Development Corp., Refunding RB
3.00%, 12/01/40	1,010	795,265
4.00%, 12/01/46	2,415	2,236,068
New York State Dormitory Authority, RB
Series C, 4.25%, 05/01/39	1,000	1,000,104
Series D, 4.25%, 05/01/39	685	685,071
New York State Dormitory Authority, Refunding RB
4.25%, 05/01/52	3,645	3,656,416
5.00%, 05/01/52	2,700	2,928,164
1st Series, 5.00%, 07/01/42	2,200	2,375,030
Series A, 5.00%, 05/01/32	2,645	2,842,018
Catholic Health Services, 4.00%, 07/01/45	675	554,636
Oneida County Local Development Corp., Refunding RB, (AGM), 3.00%, 12/01/44	2,540	2,241,131
Suffolk County Economic Development Corp., RB, Series C, Catholic Health Services, 5.00%, 07/01/32	460	485,165
Westchester County Local Development Corp., Refunding RB, 5.00%, 07/01/46(d)	1,140	1,007,675

		31,118,562

Housing — 12.1%
New York City Housing Development Corp., RB, M/F Housing
4.00%, 11/01/43	640	639,116
Series A, (HUD SECT 8), 2.70%, 08/01/45	225	176,932
Series A, 2.90%, 11/01/50	2,725	2,222,709
Series B-1, 5.00%, 07/03/23(b)	1,375	1,417,555
Series B-1, 5.25%, 07/03/23(b)	6,505	6,721,018
Series D-1-B, 4.20%, 11/01/40	450	450,756
Series E-1, (SONYMA HUD SECT 8), 4.20%, 11/01/42(e)	920	927,722
Series F-1, (FHA), 2.60%, 11/01/56	4,545	3,389,934
Series G-1, 3.90%, 05/01/45	450	432,306
Series H, 2.55%, 11/01/45	1,055	843,137
Series H, 2.60%, 11/01/50	1,810	1,377,267
Series I-1, (FHA), 2.55%, 11/01/45	3,180	2,499,725
Series I-1-A, 3.95%, 11/01/36	450	451,245
Series I-1-A, 4.05%, 11/01/41	450	450,810
Series J, 3.05%, 11/01/49	595	498,846
New York City Housing Development Corp., Refunding RB, Series F-1-A, 3.30%, 11/01/46	460	416,814
New York City Housing Development Corp., Refunding RB, M/F Housing 3.85%, 05/01/58	1,726	1,603,397
Series B-1-A, 3.65%, 11/01/49	940	857,082
Series B-1-A, 3.75%, 11/01/54	1,345	1,232,350
New York State Housing Finance Agency, RB, M/F Housing
Series B, (FHLMC SONYMA, FNMA, GNMA), 4.00%, 11/01/42	845	847,443
Series C, (FNMA, FHLMC, GNMA, SONYMA), 3.38%, 11/01/49	170	151,140
Series D, (SONYMA), 3.80%, 11/01/49	1,700	1,591,739
Series E, (SONYMA), 3.80%, 11/01/49	945	884,820

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
New York State Housing Finance Agency, RB, M/F Housing (continued)
Series H, 4.15%, 11/01/43	$1,375	$1,381,836
Series H, 4.20%, 11/01/48	905	907,615
Series J-1, (SONYMA HUD SECT 8), 3.00%, 11/01/61	675	519,004
Series J-1, (SONYMA HUD SECT 8), 3.10%, 05/01/66	910	706,676
Series M-1, (SONYMA), 2.65%, 11/01/54	1,635	1,224,164
Series P, 3.15%, 11/01/54	1,100	901,285
Series A, AMT, 4.65%, 11/15/38	1,000	1,000,105
State of New York Mortgage Agency, RB, S/F Housing
Series 225, 2.45%, 10/01/45	400	302,744
Series 239, (SONYMA), 2.70%, 10/01/47	1,365	1,066,876
State of New York Mortgage Agency, Refunding RB
Series 218, AMT, 3.60%, 04/01/33	855	829,195
Series 218, AMT, 3.85%, 04/01/38	115	110,987
State of New York Mortgage Agency, Refunding RB, S/F Housing
Series 190, 3.80%, 10/01/40	1,395	1,277,595
Series 231, 2.50%, 10/01/46	2,935	2,322,207
Series 194, AMT, 3.80%, 04/01/28	2,065	2,080,863
Series 232, AMT, 2.00%, 04/01/30	855	778,719
Yonkers Industrial Development Agency, RB, AMT, (SONYMA), 5.25%, 04/01/37	2,000	2,001,218

		47,494,952

State — 12.1%
County of Suffolk New York, Refunding GO, Series A, Catholic Health Services, (BAM), 2.00%, 06/15/34	3,205	2,753,082
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S1-B, (SAW), 3.00%, 07/15/49	4,500	3,850,682
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB Series S-1, (SAW), 4.00%, 07/15/35	910	959,463
Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	5,045	5,096,459
New York Liberty Development Corp., Refunding RB, Series A, 2.75%, 11/15/41	2,700	2,242,385
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/41	7,125	7,732,121
Series A, 5.00%, 02/15/42	6,620	7,135,129
Series B, 5.00%, 03/15/38	1,000	1,091,057
Series B, 5.00%, 03/15/39	1,465	1,598,838
New York State Dormitory Authority, Refunding RB
Series C, 5.00%, 03/15/38	100	110,226
Series E, 5.00%, 03/15/41	2,800	3,079,597
New York State Thruway Authority, Refunding RB,
Series A-1, 3.00%, 03/15/48	2,250	1,788,946
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/45	5,025	5,009,131
Series C, 5.00%, 03/15/32	2,000	2,038,508
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/46	2,380	2,395,187
Town of Oyster Bay New York, Refunding GO, Series A, (AGM), 2.00%, 03/01/35	375	315,015

		47,195,826

Tobacco — 2.9%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	1,875	1,888,761
5.00%, 06/01/48	680	682,018

Security	Par (000)	Value

Tobacco (continued)
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	$2,010	$2,022,243
Series A-2-B, 5.00%, 06/01/51	765	769,865
Series B, 5.00%, 06/01/41	575	600,158
Niagara Tobacco Asset Securitization Corp., Refunding RB
5.25%, 05/15/34	1,495	1,553,583
5.25%, 05/15/40	1,500	1,544,743
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/35	260	277,158
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	1,860	1,895,558

		11,234,087

Transportation — 42.9%
Buffalo & Fort Erie Public Bridge Authority, RB 5.00%, 01/01/42	1,565	1,685,046
5.00%, 01/01/47	750	796,247
Metropolitan Transportation Authority, RB
Series A, 5.00%, 05/15/23(b)	3,000	3,082,524
Series A, 5.00%, 11/15/42	3,500	3,806,239
Series A-1, 5.25%, 11/15/23(b)	3,240	3,387,802
Series B, 5.25%, 11/15/44	1,000	1,025,129
Series E, 5.00%, 11/15/38	8,750	8,906,730
Sub-Series B-3, 5.00%, 11/15/23(b)	1,000	1,042,451
Metropolitan Transportation Authority, Refunding RB
Series A, 5.00%, 11/15/41	1,000	1,006,150
Series A, (AGM), 4.00%, 11/15/46	855	842,454
Series A1, 5.00%, 11/15/37	1,500	1,583,369
Series C-1, 4.75%, 11/15/45	1,505	1,559,835
Series C-1, 5.00%, 11/15/56	1,920	1,976,325
Series D, 5.00%, 11/15/30	885	893,392
Sub-Series B-1, 5.00%, 11/15/31	4,000	4,160,664
Sub-Series B-1, 5.00%, 11/15/51	2,360	2,484,171
Sub-Series B-2, 4.00%, 11/15/34	2,500	2,602,060
Sub-Series C-1, 5.00%, 11/15/34	1,845	1,931,662
MTA Hudson Rail Yards Trust Obligations, Refunding RB,
Series A, 5.00%, 11/15/56	5,410	5,522,436
New York Liberty Development Corp., Refunding RB
Series 1, 2.25%, 02/15/41	1,800	1,345,502
Series 1, 4.00%, 02/15/43	2,725	2,716,351
Series 1, 2.75%, 02/15/44	2,845	2,252,634
Series A, 3.00%, 11/15/51	5,025	3,908,631
New York State Thruway Authority, RB
Series N, 5.00%, 01/01/35	450	510,945
Series N, 4.00%, 01/01/43	5,300	5,343,736
Series A, Junior Lien, 5.00%, 01/01/41	1,770	1,859,619
New York State Thruway Authority, Refunding RB
Series J, 5.00%, 01/01/41	5,000	5,181,835
Series K, 5.00%, 01/01/29	1,750	1,880,765
Series K, 5.00%, 01/01/31	1,000	1,072,776
Series L, 5.00%, 01/01/35	810	902,860
Series O, 4.00%, 01/01/39	2,700	2,762,324
Series B, Subordinate, 3.00%, 01/01/53	225	163,502
New York Transportation Development Corp., ARB AMT, 5.00%, 12/01/35	3,405	3,676,218
Series A, AMT, (AGM-CR), 4.00%, 07/01/41	1,250	1,179,591
Series A, AMT, 5.00%, 07/01/41	1,805	1,829,793
Series A, AMT, 5.00%, 07/01/46	1,885	1,908,589
Series A, AMT, 5.25%, 01/01/50	11,605	11,792,177
New York Transportation Development Corp., RB, AMT, 4.00%, 04/30/53	1,535	1,337,937

14	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
New York Transportation Development Corp., Refunding RB 5.00%, 12/01/32	$1,600	$1,775,016
Series A, Class A, AMT, 5.00%, 12/01/32	1,000	1,087,190
Series A, Class A, AMT, 4.00%, 12/01/41	225	212,630
Series A, Class A, AMT, 4.00%, 12/01/42	225	213,917
Niagara Frontier Transportation Authority, Refunding ARB
AMT, 5.00%, 04/01/34	100	110,456
AMT, 5.00%, 04/01/35	90	99,044
AMT, 5.00%, 04/01/36	95	104,212
AMT, 5.00%, 04/01/37	110	120,164
AMT, 5.00%, 04/01/38	55	59,925
AMT, 5.00%, 04/01/39	80	86,923
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/55	7,275	7,008,626
Port Authority of New York & New Jersey, Refunding ARB Consolidated, 183th Series, 4.00%, 06/15/44	1,500	1,503,477
Series 179, 5.00%, 12/01/38	1,390	1,442,712
Series 211th, 4.00%, 09/01/43	5,000	5,034,195
178th Series, AMT, 5.00%, 12/01/43	750	767,363
195th Series, AMT, 5.00%, 04/01/36	1,400	1,505,437
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	285	281,943
Series 178th, AMT, 5.00%, 12/01/33	1,000	1,028,164
Series 223, AMT, 4.00%, 07/15/39	2,825	2,798,956
Port Authority of New York & New Jersey, Refunding RB, Series 226, AMT, 5.00%, 10/15/40	3,165	3,499,794
State of New York Mortgage Agency, Refunding RB, Series B, Subordinate, 4.00%, 01/01/53	815	777,556
Triborough Bridge & Tunnel Authority, RB
Series B, 5.00%, 11/15/40	940	1,005,428
Series B, 5.00%, 11/15/45	820	867,929
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/41	5,000	5,403,790
Series A, 5.25%, 11/15/45	1,280	1,365,697
Series A, 5.00%, 11/15/50	3,000	3,129,948
Series A, 4.00%, 05/15/51	1,135	1,132,718
Series A, 5.00%, 05/15/57	1,140	1,274,487
Series A-1, 5.00%, 05/15/51	8,000	8,852,240
Series B, 5.00%, 11/15/38	8,225	8,995,156
Series C, 5.00%, 11/15/37	870	977,724
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series B, 0.00%, 11/15/32(c)	7,670	5,484,157

		167,927,445

Utilities — 19.6%
Long Island Power Authority, RB 5.00%, 09/01/35.	1,000	1,136,342
5.00%, 09/01/36	825	937,411
5.00%, 09/01/37	3,175	3,635,172
5.00%, 09/01/42	280	307,300
5.00%, 09/01/47	905	987,175
Long Island Power Authority, Refunding RB
Series B, 5.00%, 09/01/41	475	517,823
Series B, 5.00%, 09/01/46	660	721,781
New York City Municipal Water Finance Authority, RB
Series CC-1, 4.00%, 06/15/52	5,400	5,400,238
Series DD, 5.25%, 06/15/47	3,850	4,192,045
Series DD-1, 4.00%, 06/15/49	1,135	1,140,931
New York City Municipal Water Finance Authority, Refunding RB Series EE, 5.00%, 06/15/40	4,290	4,726,400

Security	Par (000)	Value

Utilities (continued)
New York City Municipal Water Finance Authority, Refunding RB (continued)
Series FF, 5.00%, 06/15/40	$2,000	$2,209,230
Series HH, 5.00%, 06/15/39	2,250	2,429,638
New York City Water & Sewer System, RB
Series BB-1, 3.00%, 06/15/50	2,270	1,938,675
Series DD-1, 3.00%, 06/15/50	795	682,323
New York City Water & Sewer System, Refunding RB, Sub-Series AA-1, 3.00%, 06/15/50	1,370	1,154,317
New York Power Authority, RB, (AGM), 4.00%, 11/15/47	2,280	2,330,545
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/50	2,920	2,919,156
Series A, 4.00%, 11/15/60	755	751,941
New York State Environmental Facilities Corp., RB
Series B, 5.00%, 09/15/40	3,170	3,397,302
Series B, Subordinate, 5.00%, 06/15/48	1,120	1,242,599
New York State Environmental Facilities Corp., Refunding RB 4.00%, 06/15/47	1,770	1,789,576
Series A, 5.00%, 06/15/40	1,545	1,673,453
Series A, 5.00%, 06/15/45	7,935	8,479,381
Series A, Subordinate, 4.00%, 06/15/46	1,000	1,012,279
Suffolk County Water Authority, RB, Series B, 3.00%, 06/01/45	4,500	3,900,447
Utility Debt Securitization Authority, Refunding RB, Series TE, Restructured, 5.00%, 12/15/41	15,490	16,105,418
Western Nassau County Water Authority, RB, Series A, 5.00%, 04/01/25(b)	1,065	1,158,230

		76,877,128

Total Municipal Bonds in New York		582,106,447

Puerto Rico — 5.1%

State — 5.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	783	780,072
Series A-1, Restructured, 5.00%, 07/01/58	5,368	5,406,558
Series A-2, Restructured, 4.33%, 07/01/40	10,319	10,215,449
Series A-2, Restructured, 4.78%, 07/01/58	390	388,920
Series B-1, Restructured, 4.75%, 07/01/53	620	616,513
Series B-2, Restructured, 4.78%, 07/01/58	601	595,797
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	6,358	1,837,354

Total Municipal Bonds in Puerto Rico		19,840,663

Total Municipal Bonds — 153.8% (Cost: $609,215,290)		602,521,073

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

New York — 16.2%

County/City/Special District/School District — 0.7%
City of New York, GO, Series BB, 5.00%, 03/01/36	2,500	2,623,644

Education — 0.5%
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(b)	1,981	2,046,962

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing — 3.0%
New York City Housing Development Corp., RB, M/F Housing, Series C-1A, 4.00%, 11/01/53	$2,095	$2,016,469
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43	3,555	3,588,115
New York State Housing Finance Agency, RB, M/F Housing, Series I, 4.05%, 11/01/48	4,543	4,425,710
New York State Housing Finance Agency, Refunding RB, Series C, 3.85%, 11/01/39	2,002	1,979,544

		12,009,838

State — 1.8%
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/32	2,000	2,272,400
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/40(g)	2,950	3,281,939
New York State Urban Development Corp., Refunding RB, Series A, 5.00%, 03/15/45	1,471	1,551,238

		7,105,577

Transportation — 5.8%
New York State Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/45(g)	4,948	4,824,423
Port Authority of New York & New Jersey, Refunding ARB 194th Series, 5.25%, 10/15/55	3,405	3,583,464
Series 231, AMT, 5.50%, 08/01/47(g)	3,193	3,642,149
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	10,000	10,631,035

		22,681,071

Utilities — 4.4%
New York City Water & Sewer System, Refunding RB, 5.00%, 06/15/38(g)	1,151	1,274,834
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/50	4,500	4,498,699
Series A, 4.00%, 11/15/60	5,446	5,424,353
Utility Debt Securitization Authority, Refunding RB
Series A, Restructured, 5.00%, 12/15/35	3,000	3,285,717
Series B, 4.00%, 12/15/35	2,600	2,679,906

		17,163,509

Total Municipal Bonds in New York		63,630,601

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 16.2% (Cost: $64,325,613)		63,630,601

Total Long-Term Investments — 170.0% (Cost: $673,540,903)		666,151,674

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.97%(h)(i)	620,554	$620,554

Total Short-Term Securities — 0.2% (Cost: $620,554)		620,554

Total Investments — 170.2% (Cost: $674,161,457)		666,772,228

Other Assets Less Liabilities — 1.2%		4,870,326

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.3)%		(36,595,495)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (62.1)%		(243,309,872)

Net Assets Applicable to Common Shares — 100.0%		$391,737,187

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	When-issued security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between June 15, 2025 to February 1, 2030, is $8,264,619. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

16	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the period ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds New York Money Fund Portfolio	$4,480,163	$—	$(3,859,609	)(a)	$—	$—	$620,554	620,554	$5,924	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts 10-Year U.S. Treasury Note	176	09/21/22	$21,302	$(591,083)
U.S. Long Bond	209	09/21/22	29,959	(1,400,190)
5-Year U.S. Treasury Note	204	09/30/22	23,203	(462,748)

				$(2,454,021)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$2,454,021	$—	$2,454,021

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$ 5,294,843	$—	$ 5,294,843

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$ (2,315,114)	$—	$ (2,315,114)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$70,934,768

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$602,521,073	$—	$602,521,073
Municipal Bonds Transferred to Tender Option Bond Trusts	—	63,630,601	—	63,630,601
Short-Term Securities
Money Market Funds	620,554	—	—	620,554

	$620,554	$666,151,674	$—	$666,772,228

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(2,454,021)	$—	$—	$(2,454,021)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(36,526,761)	$—	$(36,526,761)
VRDP Shares at Liquidation Value	—	(243,600,000)	—	(243,600,000)

	$—	$(280,126,761)	$—	$(280,126,761)

See notes to financial statements.

18	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2022	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 1.5%

Tobacco — 1.5%
California County Tobacco Securitization Agency, RB, Series D, 0.00%, 06/01/55(a)	$4,680	$319,436

District of Columbia — 10.3%

Tobacco — 2.7%
District of Columbia Tobacco Settlement Financing Corp., RB, CAB, Series C, 0.00%, 06/15/55(a)	6,000	583,452

Transportation — 7.6%
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	1,500	1,631,185

Total Municipal Bonds in District of Columbia		2,214,637

Puerto Rico — 6.4%

State — 5.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	127	126,525
Series A-1, Restructured, 5.00%, 07/01/58	578	582,152
Series A-2, Restructured, 4.33%, 07/01/40	391	387,076
Series A-2, Restructured, 4.78%, 07/01/58	129	128,643

		1,224,396

Tobacco — 0.7%
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	140	142,282

Total Municipal Bonds in Puerto Rico		1,366,678

Virginia — 111.1%

County/City/Special District/School District — 15.7%
Ballston Quarter Community Development Authority, TA, Series A, 5.38%, 03/01/36	250	208,077
City of Norfolk Virginia, Refunding GO, Series A, (SAW), 5.00%, 08/01/38(b)	500	516,350
Dulles Town Center Community Development Authority, Refunding SAB, 4.25%, 03/01/26	500	499,963
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/36	775	862,466
Lower Magnolia Green Community Development Authority, SAB, 5.00%, 03/01/35(c)	245	246,955
Virginia College Building Authority, RB, 4.00%, 02/01/42	1,000	1,044,786

		3,378,597

Education — 13.7%
Salem Economic Development Authority, Refunding RB, 4.00%, 04/01/45	250	239,802
Virginia College Building Authority, Refunding RB
(NPFGC), 5.25%, 01/01/26	410	438,720
(NPFGC), 5.25%, 01/01/31	1,000	1,186,898
Series A, 3.00%, 01/15/51	750	569,587
Virginia Small Business Financing Authority, Refunding RB, 4.00%, 10/01/38	500	502,416

		2,937,423

Health — 41.9%
Chesapeake Hospital Authority, Refunding RB, 4.00%, 07/01/43	680	675,771
Danville Industrial Development Authority, Refunding RB, (AMBAC), 5.25%, 10/01/28(d)	585	621,047

Security	Par (000)	Value

Health (continued)
Fairfax County Economic Development Authority, RB, Series A, 5.00%, 12/01/42(b)	$500	$521,466
Fairfax County Economic Development Authority, Refunding RB, 4.00%, 05/15/42	500	507,148
Fairfax County Industrial Development Authority, RB, Series A, 5.00%, 05/15/44	450	468,878
Henrico County Economic Development Authority, Refunding RB
4.25%, 06/01/26	145	145,094
4.00%, 10/01/50	250	245,257
5.00%, 10/01/52	1,000	1,093,322
James City County Economic Development Authority, Refunding RB, Series A, 4.00%, 12/01/50	250	195,394
Lexington Industrial Development Authority, Refunding RB, Series A, 5.00%, 01/01/42	690	718,441
Lynchburg Economic Development Authority, Refunding RB, 4.00%, 01/01/55	250	240,034
Norfolk Redevelopment & Housing Authority, RB, Series B, 4.00%, 01/01/25	200	200,123
Prince William County Industrial Development Authority, Refunding RB, Series B, 4.00%, 11/01/46(b)	500	503,496
Rockingham County Economic Development Authority, Refunding RB, Series A, 3.00%, 11/01/46	820	682,402
Virginia Beach Development Authority, Refunding RB, 4.00%, 09/01/48	250	214,631
Virginia Small Business Financing Authority, Refunding RB, 4.00%, 12/01/49	500	500,383
Winchester Economic Development Authority, Refunding RB
5.00%, 01/01/44	1,000	1,051,509
Series A, 5.00%, 01/01/44(b)	400	418,183

		9,002,579

Housing — 8.6%
Virginia Housing Development Authority, RB, M/F Housing
Series B, 4.00%, 06/01/53	625	608,989
Series D, 3.90%, 10/01/48	985	973,572
Series F, 5.25%, 10/01/38	250	253,086

		1,835,647

State — 3.6%
Cherry Hill Community Development Authority, SAB, 5.40%, 03/01/45(c)	250	250,714
Virginia Commonwealth Transportation Board I-81 Regional Fuels Tax, RB, 4.00%, 05/15/46	500	515,410

		766,124

Tobacco — 6.8%
Tobacco Settlement Financing Corp., Refunding RB
Series B-1, 5.00%, 06/01/47	985	967,635
Series B-2, Convertible, 5.20%, 06/01/46(e)	500	500,007

		1,467,642

Transportation — 9.3%
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/52	500	516,481
Virginia Small Business Financing Authority, Refunding RB, AMT, Senior Lien, 4.00%, 01/01/48	1,600	1,484,283

		2,000,764

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2022	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities — 11.5%
City of Richmond Virginia Public Utility Revenue, RB
Series A, 3.00%, 01/15/45	$500	$436,482
Series A, 4.00%, 01/15/50	500	511,015
County of Henrico Virginia Water & Sewer Revenue, Refunding RB, 5.00%, 05/01/42(b)	1,065	1,186,298
Fairfax County Water Authority, Refunding RB, 5.00%, 04/01/44	300	331,469

		2,465,264

Total Municipal Bonds in Virginia		23,854,040

Total Municipal Bonds — 129.3% (Cost: $28,139,515)		27,754,791

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Virginia — 28.7%

Transportation — 28.7%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47(g)	2,000	2,155,520
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	4,000	4,004,822

Total Municipal Bonds in Virginia		6,160,342

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 28.7% (Cost: $6,011,308)		6,160,342

Total Long-Term Investments — 158.0% (Cost: $34,150,823)		33,915,133

	Shares

Short-Term Securities

Money Market Funds — 9.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.96%(h)(i)	1,930,191	1,930,770

Total Short-Term Securities — 9.0% (Cost: $1,930,228)		1,930,770

Total Investments — 167.0% (Cost: $36,081,051)		35,845,903

Other Assets Less Liabilities — 0.8%		168,453

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.0)%		(3,003,880)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (53.8)%		(11,550,852)

Net Assets Applicable to Common Shares — 100.0%		$21,459,624

(a)	Zero-coupon bond.
(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on October 1, 2024, is $1,051,389. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trusts sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

20	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2022	BlackRock Virginia Municipal Bond Trust (BHV)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the period ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$929,315	$1,000,898	(a)	$—	$15	$542	$1,930,770	1,930,191	$2,804	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	5	09/21/22	$605	$(4,002)
U.S. Long Bond	6	09/21/22	860	(15,499)
5-Year U.S. Treasury Note	5	09/30/22	569	(2,526)

				$(22,027)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$22,027	$—	$22,027

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$ 63,773	$—	$ 63,773

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$ (21,871)	$—	$ (21,871)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$1,679,867

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2022	BlackRock Virginia Municipal Bond Trust (BHV)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$27,754,791	$—	$27,754,791
Municipal Bonds Transferred to Tender Option Bond Trusts	—	6,160,342	—	6,160,342
Short-Term Securities
Money Market Funds	1,930,770	—	—	1,930,770

	$1,930,770	$33,915,133	$—	$35,845,903

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(22,027)	$—	$—	$(22,027)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(3,000,000)	$—	$(3,000,000)
VRDP Shares at Liquidation Value	—	(11,600,000)	—	(11,600,000)

	$—	$(14,600,000)	$—	$(14,600,000)

See notes to financial statements.

22	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2022

	MHN	BHV

ASSETS
Investments, at value — unaffiliated(a)	$666,151,674	$33,915,133
Investments, at value — affiliated(b)	620,554	1,930,770
Cash pledged for futures contracts	1,411,000	39,000
Receivables:
Investments sold	340,000	—
Dividends — affiliated	2,835	911
Interest — unaffiliated	6,407,562	270,383
Prepaid expenses	105,746	37,590

Total assets	675,039,371	36,193,787

ACCRUED LIABILITIES
Payables:
Investments purchased	920,000	—
Accounting services fees	73,860	8,521
Custodian fees	6,897	1,113
Income dividend distributions — Common Shares	1,385,375	73,193
Interest expense and fees	68,734	3,880
Investment advisory fees	614,025	29,492
Trustees’ and Officer’s fees	230,168	10,562
Other accrued expenses	18,857	15,053
Professional fees	74,039	33,718
Transfer agent fees	21,420	6,297
Variation margin on futures contracts	52,176	1,482

Total accrued liabilities	3,465,551	183,311

OTHER LIABILITIES
TOB Trust Certificates	36,526,761	3,000,000
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	243,309,872	11,550,852

Total other liabilities	279,836,633	14,550,852

Total liabilities	283,302,184	14,734,163

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$391,737,187	$21,459,624

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$432,587,216	$22,953,708
Accumulated loss	(40,850,029)	(1,494,084)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$391,737,187	$21,459,624

Net asset value per Common Share	$12.58	$13.32

(a) Investments, at cost — unaffiliated	$673,540,903	$34,150,823
(b) Investments, at cost — affiliated	$620,554	$1,930,228
(c) Preferred Shares outstanding	2,436	116
(d) Preferred Shares authorized	14,956	Unlimited
(e) Par value per Preferred Share	$0.10	$0.001
(f) Common Shares outstanding	31,132,023	1,611,587
(g) Common Shares authorized	199,985,044	Unlimited
(h) Par value per Common Share	$0.10	$0.001

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Operations

	MHN		BHV
	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21

INVESTMENT INCOME
Dividends — affiliated	$5,924	$985	$2,804	$103
Interest — unaffiliated	22,622,991	26,712,668	1,253,360	1,391,981

Total investment income	22,628,915	26,713,653	1,256,164	1,392,084

EXPENSES
Investment advisory	3,655,766	4,268,702	233,067	270,105
Accounting services	101,278	111,786	11,643	12,681
Professional	86,302	94,323	40,172	38,653
Rating agency	47,585	50,629	43,924	43,289
Transfer agent	31,675	32,384	17,322	16,348
Liquidity fees	22,703	24,811	—	—
Remarketing fees on Preferred Shares	22,291	24,338	—	—
Custodian	9,675	8,448	1,439	802
Registration	9,532	10,672	7,501	8,301
Trustees and Officer	4,728	94,957	543	3,998
Miscellaneous	26,872	22,305	26,027	19,592

Total expenses excluding interest expense, fees and amortization of offering costs	4,018,407	4,743,355	381,638	413,769
Interest expense, fees and amortization of offering costs(a)	2,995,521	2,637,139	174,869	158,394

Total expenses	7,013,928	7,380,494	556,507	572,163
Less:
Fees waived and/or reimbursed by the Manager	(328,175)	(285,704)	(47,391)	(54,590)

Total expenses after fees waived and/or reimbursed	6,685,753	7,094,790	509,116	517,573

Net investment income	15,943,162	19,618,863	747,048	874,511

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,349,069)	347,857	(286,979)	(7,705)
Investments — affiliated	—	(680)	15	(9)
Futures contracts	5,294,843	(482,055)	63,773	50,562

	(5,054,226)	(134,878)	(223,191)	42,848

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(72,184,441)	9,806,213	(3,586,873)	526,803
Investments — affiliated	—	—	542	—
Futures contracts	(2,315,114)	(138,907)	(21,871)	(156)

	(74,499,555)	9,667,306	(3,608,202)	526,647

Net realized and unrealized gain (loss)	(79,553,781)	9,532,428	(3,831,393)	569,495

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(63,610,619)	$29,151,291	$(3,084,345)	$1,444,006

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

24	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	MHN			BHV
	Period from 09/01/21 to 07/31/22	Year Ended August 31,		Period from 09/01/21 to 07/31/22	Year Ended August 31,
		2021	2020		2021	2020

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$15,943,162	$19,618,863	$18,693,005	$747,048	$874,511	$888,469
Net realized gain (loss)	(5,054,226)	(134,878)	(4,029,129)	(223,191)	42,848	(357,880)
Net change in unrealized appreciation (depreciation)	(74,499,555)	9,667,306	(9,430,158)	(3,608,202)	526,647	(72,955)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations.	(63,610,619)	29,151,291	5,233,718	(3,084,345)	1,444,006	457,634

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(18,041,007)	(20,266,947)	(17,278,273)	(806,411)	(878,735)	(877,674)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	—	24,836	32,475	29,308

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(81,651,626)	8,884,344	(12,044,555)	(3,865,920)	597,746	(390,732)
Beginning of period	473,388,813	464,504,469	476,549,024	25,325,544	24,727,798	25,118,530

End of period	$391,737,187	$473,388,813	$464,504,469	$21,459,624	$25,325,544	$24,727,798

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Cash Flows

	MHN		BHV
	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(63,610,619)	$29,151,291	$(3,084,345)	$1,444,006
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments.	221,981,130	109,197,780	17,440,724	3,943,692
Purchases of long-term investments	(211,702,099)	(104,240,110)	(14,862,587)	(4,390,756)
Net proceeds from sales (purchases) of short-term securities	3,859,609	(1,246,581)	(1,000,898)	79,048
Amortization of premium and accretion of discount on investments and other fees.	4,291,895	4,694,467	196,544	259,654
Net realized (gain) loss on investments	10,349,069	(347,177)	286,964	7,714
Net unrealized (appreciation) depreciation on investments	72,184,441	(9,806,213)	3,586,331	(526,803)

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(2,797)	(20)	(906)	14
Interest — unaffiliated	1,534,861	540,434	105,604	29,365
Variation margin on futures contracts	41,630	(41,630)	90	(90)
Prepaid expenses	(79,609)	30,898	(7,112)	(7,006)

Increase (Decrease) in Liabilities
Payables
Accounting services fees	(38,828)	47,159	(4,262)	5,178
Custodian fees	(1,246)	2,543	189	89
Interest expense and fees	54,306	(45,270)	2,989	(1,871)
Investment advisory fees	251,496	987	11,012	319
Trustees’ and Officer’s fees	(91,870)	61,669	(1,515)	2,427
Other accrued expenses	1,277	2,637	8,509	23,395
Professional fees	17,556	6,830	12,492	(763)
Transfer agent fees	10,673	1,469	1,545	193
Variation margin on futures contracts	52,176	—	1,231	251

Net cash provided by operating activities	39,103,051	28,011,163	2,692,599	868,056

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders.	(18,352,327)	(20,173,551)	(781,643)	(843,882)
Repayments of TOB Trust Certificates	(26,631,571)	(10,266,328)	(3,876,042)	—
Repayments of Loan for TOB Trust Certificates	(1,639,836)	—	—	—
Proceeds from TOB Trust Certificates	6,782,555	3,257,733	2,000,000	—
Proceeds from Loan for TOB Trust Certificates	1,639,836	—	—	—
Decrease in bank overdraft	—	(351,388)	—	(27,244)
Amortization of deferred offering costs	15,292	16,371	4,086	3,070

Net cash used for financing activities	(38,186,051)	(27,517,163)	(2,653,599)	(868,056)

CASH
Net increase in restricted and unrestricted cash	917,000	494,000	39,000	—
Restricted and unrestricted cash at beginning of period	494,000	—	—	—

Restricted and unrestricted cash at end of period.	$1,411,000	$494,000	$39,000	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,925,923	$2,666,038	$167,794	$157,195

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$—	$—	$24,836	$32,475

26	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows   (continued)

	MHN		BHV
	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	1,411,000	494,000	39,000	—

	$1,411,000	$494,000	$39,000 $	$—

See notes to financial statements.

FINANCIAL STATEMENTS	27

Financial Highlights

(For a share outstanding throughout each period)

	MHN
	Period from 09/01/21 to 07/31/22		Year Ended August 31,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$15.21		$14.92	$15.31	$14.27	$14.93	$15.69

Net investment income(a)	0.51		0.63	0.60	0.55	0.60	0.69
Net realized and unrealized gain (loss)	(2.56)		0.31	(0.43)	1.02	(0.64)	(0.75)

Net increase (decrease) from investment operations	(2.05)		0.94	0.17	1.57	(0.04)	(0.06)

Distributions to Common Shareholders from net investment income(b)	(0.58)		(0.65)	(0.56)	(0.53)	(0.62)	(0.70)

Net asset value, end of period	$12.58		$15.21	$14.92	$15.31	$14.27	$14.93

Market price, end of period	$11.23		$14.74	$13.79	$13.74	$12.35	$14.36

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(13.49	)%(d)	6.70%	1.54%	11.88%	0.22%	0.04%

Based on market price	(20.31	)%(d)	11.88%	4.57%	16.02%	(9.82)%	0.37%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.78	%(f)	1.57%	2.15%	2.62%	2.45%	2.13%

Total expenses after fees waived and/or reimbursed	1.70	%(f)	1.51%	2.09%	2.55%	2.36%	2.05%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(g)(h)	0.94	%(f)	0.95%	0.94%	0.94%	0.94%	0.96%

Net investment income to Common Shareholders	4.05	%(f)	4.17%	4.03%	3.82%	4.15%	4.65%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$391,737		$473,389	$464,504	$476,549	$444,369	$464,818

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$243,600		$243,600	$243,600	$243,600	$243,600	$243,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$239,843		$294,330	$290,683	$295,628	$282,417	$290,812

TOB Trust Certificates, end of period (000)	$36,527		$56,376	$63,384	$55,899	$64,262	$70,007

Asset coverage per $1,000 of TOB Trust Certificates, end of period(i)	$18,386		N/A	N/A	N/A	N/A	N/A

Portfolio turnover rate	29%		14%	10%	23%	15%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Period from 09/01/21 to 07/31/22	Year Ended August 31,
		2021	2020	2019	2018	2017
Expense ratios	0.93%	0.94%	0.93%	0.93%	0.94%	0.95%

(i)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

See notes to financial statements.

28	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BHV
	Period from 09/01/21 to 07/31/22		Year Ended August 31,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$15.73		$15.38	$15.64	$14.97	$15.75	$16.56

Net investment income(a)	0.46		0.54	0.55	0.58	0.69	0.78
Net realized and unrealized gain (loss)	(2.37)		0.36	(0.26)	0.74	(0.69)	(0.83)

Net increase (decrease) from investment operations	(1.91)		0.90	0.29	1.32	—	(0.05)

Distributions to Common Shareholders from net investment income(b)	(0.50)		(0.55)	(0.55)	(0.65)	(0.78)	(0.76)

Net asset value, end of period	$13.32		$15.73	$15.38	$15.64	$14.97	$15.75

Market price, end of period	$14.41		$18.75	$16.09	$16.54	$16.56	$18.68

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(12.61	)%(d)	5.76%	1.87%	8.94%	(0.20)%	(0.44)%

Based on market price	(20.69	)%(d)	20.50%	0.77%	4.15%	(6.91)%	2.17%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	2.60	%(f)(g)	2.28%	2.86%	3.37%	2.94%	2.46%

Total expenses after fees waived and/or reimbursed	2.38	%(f)(g)	2.06%	2.64%	3.15%	2.72%	2.25%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)(i)	1.55	%(f)(g)	1.43%	1.69%	1.82%	1.70%	1.61%

Net investment income to Common Shareholders	3.52	%(g)	3.49%	3.63%	3.88%	4.51%	4.95%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$21,460		$25,326	$24,728	$25,119	$24,006	$25,216

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$11,600		$11,600	$11,600	$11,600	$11,600	$11,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$246,984		$318,324	$313,171	$316,539	$306,947	$317,375

TOB Trust Certificates, end of period (000)	$3,000		$4,876	$4,876	$5,396	$5,396	$4,360

Asset coverage per $1,000 of TOB Trust Certificates, end of period(j)	$12,003		N/A	N/A	N/A	N/A	N/A

Portfolio turnover rate	39%		10%	28%	17%	26%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.62%, 2.40% and 1.57%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Period from 09/01/21 to 07/31/22	Year Ended August 31,
		2021	2020	2019	2018	2017
Expense ratios	1.55%	1.43%	1.40%	1.42%	1.32%	1.22%

(j)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	Maryland	Non-diversified
BlackRock Virginia Municipal Bond Trust	BHV	Delaware	Non-diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On May 20, 2022, the Board of each Trust approved a change in the fiscal year end of each Trust, effective as of July 31, 2022, from August 31 to July 31.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

30	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total
MHN	$133,616	$167,223	$63,660	$364,499
BHV	12,027	16,162	5,568	33,757

For the period ended July 31, 2022, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MHN	$63,630,601	$36,526,761	1.36% —1.41%	$45,444,779	0.88%
BHV.	6,160,342	3,000,000	1.36 —1.36	4,312,126	0.86

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

32	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, a Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at July 31, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at July 31, 2022.

For the period ended July 31, 2022, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

Trust Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MHN	$—	—%	$34,368	0.71%

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, MHN pays the Manager a monthly fee at an annual rate equal to a percentage of the Trust’s average daily net assets. For such services, BHV pays the Manager a monthly fee at an annual rate equal to a percentage of the Trust’s average weekly managed assets. The Trusts pay their respective fees based on the following annual rates:

	MHN	BHV
Investment advisory fees	0.55%	0.65%

For purposes of calculating these fees, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV. For purposes of calculating these fees, “managed assets” are determined as total assets of each Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers and Reimbursements: With respect to BHV, the Manager voluntarily agreed to waive a portion of its investment advisory fees as a percentage of the Trust’s average weekly managed assets as follows:

BHV
Waiver	0.13%

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements   (continued)

This voluntary waiver may be reduced or discontinued at any time. The investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were as follows:

	Amounts Waived
Trust Name	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21
BHV	$46,815	$54,021

With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amounts waived were as follows:

	Amounts Waived
Trust Name	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21
MHN	$313	$254
BHV	576	569

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the period ended July 31, 2022 and year ended August 31, 2021, there were no fees waived by the Manager pursuant to this arrangement.

The Manager, for MHN, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amounts waived were as follows:

	Amounts Waived
Trust Name	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21
MHN	$327,862	$285,450

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the period ended July 31, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
MHN	$206,114,901	$222,321,130
BHV	14,862,587	17,440,724

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of July 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

34	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Trust Name	Paid-in Capital	Accumulated Earnings (Loss)
MHN	$(14,130)	$14,130
BHV	(2,365)	2,365

The tax character of distributions paid was as follows:

Trust Name	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Year Ended 08/31/20
MHN
Tax-exempt income	$20,656,737	$22,472,677	$21,666,721
Ordinary income	—	584	8,370

	$20,656,737	$22,473,261	$21,675,091

BHV
Tax-exempt income	$943,437	$1,000,265	$1,023,619
Ordinary income	—	162	377

	$943,437	$1,000,427	$1,023,996

As of July 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MHN	$1,712	$(32,527,017)	$(8,324,724)	$(40,850,029)
BHV	2,097	(1,260,325)	(235,856)	(1,494,084)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in tender option bond trusts, the timing of distributions and the deferral of compensation to trustees.

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MHN	$637,260,075	$15,221,608	$(22,236,216)	$(7,014,608)
BHV	33,034,415	1,011,281	(1,199,793)	(188,512)

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements   (continued)

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

The Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

The Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

36	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Trusts’ performance.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

MHN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. BHV is authorized to issue an unlimited number of Shares, all of which were initially classified as Common Shares. The par value for MHN’s Common Shares is $0.10 and for BHV’s Common Shares is $0.001. The par value for MHN’s Preferred Shares is $0.10 and for BHV’s Preferred Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Period from 09/01/21 to 07/31/22	Year Ended
		08/31/21	08/31/20
BHV	1,450	2,026	1,874

For the period ended July 31, 2022 and the years ended August 31, 2021 and August 31, 2020, shares issued and outstanding remained constant for MHN.

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. From December 1, 2021 through November 30, 2022, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trusts will purchase shares in any particular amounts. For the period ended July 31, 2022 and year ended August 31, 2021, the Trust did not repurchase any shares.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

Each Trust (for purposes of this section, a “VRDP Trust”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MHN	06/30/11	2,436	$243,600,000	07/01/41
BHV	06/14/12	116	11,600,000	07/01/42

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements   (continued)

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MHN	BHV
Expiration date	04/30/23	07/09/23

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Trust Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings
MHN	Aa2	AA
BHV	Aa2	AA

Special Rate Period: A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Trusts have commenced/are set to commence a special rate period:

Trust Name	Commencement Date	Expiration Date as of Period Ended 07/31/22
MHN	04/17/14	04/15/23
BHV	06/25/20	06/21/23

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

	MHN	BHV
Dividend rates	1.17%	1.29%

For the period ended July 31, 2022, VRDP Shares issued and outstanding of each VRDP Trust remained constant.

38	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization
MHN	$2,615,730	$15,292
BHV	137,026	4,086

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
MHN	08/01/22	08/15/22	09/01/22	$0.044500
	09/01/22	09/15/22	10/03/22	0.044500
BHV	08/01/22	08/15/22	09/01/22	0.045500
	09/01/22	09/15/22	10/03/22	0.045500

The Trusts declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares
Trust Name	Shares	Series	Declared
MHN	VRDP	W-7	$528,111
BHV	VRDP	W-7	25,641

NOTES TO FINANCIAL STATEMENTS	39

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of BlackRock MuniHoldings New York Quality Fund, Inc. and BlackRock Virginia Municipal Bond Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings New York Quality Fund, Inc. and BlackRock Virginia Municipal Bond Trust (the “Funds”), including the schedules of investments, as of July 31, 2022, the related statements of operations and cash flows for the period from September 1, 2021 through July 31, 2022 and for the year ended August 31, 2021, the statements of changes in net assets for the period from September 1, 2021 through July 31, 2022 and for each of the two years in the period ended August 31, 2021, the financial highlights for the period from September 1, 2021 through July 31, 2022 and for each of the five years in the period ended August 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2022, and the results of their operations and their cash flows for the period from September 1, 2021 through July 31, 2022 and for the year ended August 31, 2021, the changes in their net assets for the period from September 1, 2021 through July 31, 2022 and for each of the two years in the period ended August 31, 2021, and the financial highlights for the period from September 1, 2021 through July 31, 2022 and each of the five years in the period ended August 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

40	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal period ended July 31, 2022:

Trust Name	Exempt-Interest Dividends
MHN	$18,386,986
BHV	890,104

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal period ended July 31, 2022:

Trust Name	Interest Dividends
MHN	$1,712
BHV	2,097

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal period ended July 31, 2022:

Trust Name	Interest Related Dividends
MHN	$1,712
BHV	2,097

IMPORTANT TAX INFORMATION	41

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (together, the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”) and BlackRock Virginia Municipal Bond Trust (“BHV”) (together, the “Funds” and each, a “Fund”) met on April 14, 2022 (the “April Meeting”) and May 19-20, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) or (the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

42	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2021, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered the MHN’s performance relative to MHN’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MHN generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MHN, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered BHV’s performance relative to BHV’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BHV generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BHV, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	43

Disclosure of Investment Advisory Agreements  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that MHN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that BHV’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Expense Peers. The Board also noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BHV. An advisory fee waiver has been in effect since 2014, the amount of which may have varied from time to time. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 13 basis point voluntary advisory fee waiver.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, approved, by unanimous vote of those present, the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving

44	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	45

Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since August 31, 2021 (each Fund changed its fiscal year-end from August 31 to July 31 effective July 31, 2022). This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

The Fund’s investment objective is to provide shareholders with current income exempt from federal income tax and New York State and New York City personal income taxes. The Fund’s investment objective is a fundamental policy that may not be changed without a vote of a majority of the Fund’s outstanding voting securities. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when BlackRock Advisors, LLC (the “Manager”) considers that New York Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices. To the extent that the Manager considers that suitable New York Municipal Bonds are not available for investment, the Fund may purchase municipal obligations exempt from federal income taxes but not New York personal income taxes (“Municipal Bonds”). At all times, at least 65% of the Fund’s total assets will be invested in New York Municipal Bonds and at least 80% of each Fund’s total assets will be invested in New York Municipal Bonds and Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. The Fund may invest directly in such securities or synthetically through the use of derivatives. Under normal circumstances, at least 80% of the Fund’s assets will be invested in municipal obligations with remaining maturities of one year or more. There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.

The investment grade Municipal Bonds in which the Fund will primarily invest are those Municipal Bonds that are rated at the date of purchase in the four highest rating categories of S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings, Inc. (“Fitch”) or, if unrated, are considered to be of comparable quality by the Manager. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody’s. In the case of short-term notes, the investment grade rating categories are SP-1 + through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1 + through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of New York Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular New York Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

The Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years. The average maturity of the Fund’s portfolio securities will vary based upon the Manager’s assessment of economic and market conditions.

The Fund may invest in short-term, tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of its total assets except during interim periods pending investment of the net proceeds of public offerings of the Fund’s securities or in anticipation of the repurchase or redemption of the Fund’s securities and temporary periods when, in the opinion of the Manager, prevailing market or financial conditions warrant. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from New York State and New York City personal income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in New York Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law, including the Investment Company Act of 1940, as amended (the “1940 Act”). Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. For purposes of the Fund’s investment objective and policies, Non-Municipal Tax-Exempt Securities that

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Investment Objectives, Policies and Risks  (continued)

pay interest that is exempt from federal income taxes and New York personal income taxes will be considered “New York Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes will be considered “Municipal Bonds.”

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax and New York personal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.

The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.

BlackRock Virginia Municipal Bond Trust (BHV)

The Fund’s investment objective is to provide current income exempt from regular federal income taxes and Virginia personal income tax. As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular federal income tax and Virginia personal income tax. The Fund cannot change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable demand rate preferred shares (“VRDP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its Managed Assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Securities rated Ba/BB or below are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

Subject to the Fund’s policy, under normal market conditions, of investing at least 80% of its Managed Assets in municipal bonds, the interest from which is exempt from Virginia personal income tax, the Fund may invest in securities that pay interest that is not exempt from Virginia personal income tax when, in the judgment of the Manager, the return to the shareholders after payment of applicable Virginia personal income tax would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from Virginia personal income tax.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may

INVESTMENT OBJECTIVES, POLICIES AND RISKS	47

Investment Objectives, Policies and Risks  (continued)

reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. VRDP Shares may not be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of purchasing VRDP Shares. The suitability of an investment in VRDP Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the federal alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.

The average maturity of the Fund’s portfolio securities will vary based upon the Manager’s assessment of economic and market conditions. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The Fund’s stated expectation is that it may invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income taxes. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a U.S. federal income tax exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.

Non-Diversification Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

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Investment Objectives, Policies and Risks  (continued)

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

•

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

•

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•	Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

State Specific Risk: The Fund invests primarily in municipal bonds issued by or on behalf of its designated state. As a result, the Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a fund that invests more widely. Fund management does not believe that the current economic conditions will adversely affect the Fund’s ability to invest in high quality state municipal securities in its designated state.

INVESTMENT OBJECTIVES, POLICIES AND RISKS	49

Investment Objectives, Policies and Risks  (continued)

Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Fund agrees to enter into such an agreement, the Fund’s yield could be adversely affected. Further, shareholders at the time the Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

U.S. Government Obligations Risk: Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Variable Rate Demand Obligations Risks (MHN): Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Repurchase Agreements and Purchase and Sale Contracts Risk (MHN): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Leverage Risk: The Fund uses leverage for investment purposes through the issuance of VRDP Shares and investments in TOB Residuals. The Fund may also utilize leverage for investment purposes by entering into derivative instruments with leverage embedded in them and reverse repurchase agreements, as applicable. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

50	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Investment Objectives, Policies and Risks  (continued)

Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk: Subject to the limitations set forth in the 1940 Act and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

•

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

•

Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•

Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

•

Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these

INVESTMENT OBJECTIVES, POLICIES AND RISKS	51

Investment Objectives, Policies and Risks  (continued)

requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

52	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plan

Pursuant to MHN and BHV’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MHN and BHV declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BHV that request a sale of shares are subject to a

$2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MHN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

AUTOMATIC DIVIDEND REINVESTMENT PLAN	53

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	69 RICs consisting of 99 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.
W. Carl Kester (d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 101 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	69 RICs consisting of 99 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products); Envestnet (investment platform) from 2013 until 2016.
Frank J. Fabozzi (d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity- Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	71 RICs consisting of 101 Portfolios	None
Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	69 RICs consisting of 99 Portfolios	None
Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	69 RICs consisting of 99 Portfolios	The Boeing Company.

54	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	69 RICs consisting of 99 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).
Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 101 Portfolios	PennyMac Mortgage Investment Trust.

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 261 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 263 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

TRUSTEE AND OFFICER INFORMATION	55

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Trustees of the Trusts.

Effective May 31, 2022, Karen P. Robards retired as a Trustee of the Trusts.

56	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2022 for shareholders of record on May 27, 2022 to elect director nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class II Trustees as follows:

Fund Name	Cynthia L. Egan		Robert Fairbairn		Stayce D. Harris
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BHV	1,213,852	71,490	1,248,602	36,740	1,248,552	36,790
MHN	14,110,809	10,890,184	14,110,564	10,890,429	14,090,043	10,910,950

For the Trusts listed above, Trusteess whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Lorenzo A. Flores, J. Phillip Holloman, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Frank J. Fabozzi and W. Carl Kester.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider such ESG characteristics it deems relevant or additive, if any, when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since August 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

On November 2, 2021, MHN divided its Board of Directors into three classes, with one class standing for election each year, effective November 18, 2021. In addition, on November 2, 2021, MHN amended and restated its Bylaws to classify its Board of Directors and adopt a voting standard of a majority of the outstanding shares for the election of directors in a contested election.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	57

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

58	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.(a)

New York, NY 10036

The Toronto-Dominion Bank(b)

New York, NY 10019

VRDP Remarketing Agent

BofA Securities, Inc.(a)

New York, NY 10036

TD Securities (USA) LLC(b)

New York, NY 10019

VRDP Tender and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MHN.
(b)	For BHV.

ADDITIONAL INFORMATION	59

Glossary of Terms Used in this Report

Currency Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

MTA	Month Treasury Average

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

TA	Tax Allocation

60	2022 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-STMUNI-07/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End
BlackRock Virginia Municipal Bond Trust	$18,685	$19,278	$207	$0	$7,200	$7,200	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with

BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End[3]	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 The registrant changed its fiscal year end from August 31 to July 31 effective July 31, 2022 whereby this fiscal year consists of the eleven months ended July 31, 2022.

4 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

  (e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End[1]	Previous Fiscal Year End
BlackRock Virginia Municipal Bond Trust	$7,407	$7,200

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End[1]	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

1The registrant changed its fiscal year end from August 31 to July 31 effective July 31, 2022 whereby this fiscal year consists of the eleven months ended July 31, 2022.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, Kevin Maloney, CFA, Director at BlackRock, and Christian Romaglino, CFA, Director at BlackRock. Each of the foregoing professionals is a member of BlackRock’s municipal tax-exempt management group and is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Soccio,

Maloney and Romaglino have been members of the registrant’s portfolio management team since 2007, 2017 and 2022 respectively.

Portfolio Manager	Biography

Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

Kevin Maloney, CFA	Director of BlackRock since 2021; Vice President of BlackRock from 2018 to 2020; Associate of BlackRock from 2014 to 2017; Analyst of BlackRock from 2011 to 2013.

Christian Romaglino, CFA	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager of Brown Brothers Harriman from 2007 to 2017.

(a)(2) As of July 31, 2022:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio, CFA	10	0	0	0	0	0
	$5.64 Billion	$0	$0	$0	$0	$0
Kevin Maloney, CFA	7	0	0	0	0	0
	$4.84 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	12	0	0	0	0	0
	$6.29 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

  (a)(3) As of July 31, 2022:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2022.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2022.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio, CFA	None
Kevin Maloney, CFA	None
Christian Romaglino, CFA	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Virginia Municipal Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Virginia Municipal Bond Trust

Date: September 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Virginia Municipal Bond Trust

Date: September 23, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Virginia Municipal Bond Trust

Date: September 23, 2022